As filed with the Securities and Exchange Commission on June 16, 1995.





                              SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON, D.C.  20549


                                           FORM 8-K

                                        CURRENT REPORT


                              Pursuant to Section 13 or 15(d) of

                              The Securities Exchange Act of 1934

                                Date of Report:  June 14, 1995
                               (Date of earliest event reported)




Commission        Registrant; State of Incorporation;          I.R.S. Employer
File Number          Address; and Telephone Number           Identification No.



  1-9130             CENTERIOR ENERGY CORPORATION        34-1479083
                       (An Ohio Corporation)
                       6200 Oak Tree Boulevard
                       Independence, Ohio  44131
                       Telephone (216) 447-3100


  1-2323             THE CLEVELAND ELECTRIC                     34-0150020
                       ILLUMINATING COMPANY
                       (An Ohio Corporation)
                       55 Public Square
                       Cleveland, Ohio  44113
                       Telephone (216) 622-9800


  1-3583             THE TOLEDO EDISON COMPANY              34-4375005
                       (An Ohio Corporation)
                       300 Madison Avenue
                       Toledo, Ohio  43652
                       Telephone (419) 249-5000





This combined Form 8-K is separately filed by Centerior Energy Corporation ("Centerior Energy"), The Cleveland Electric Illuminating Company ("Cleveland Electric") and The Toledo Edison Company ("Toledo Edison"). Centerior Energy, Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Companies". Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Operating Companies". Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to either or both of the Operating Companies is also attributed to Centerior Energy.

Item 5.  Other Events

1. 1995 Special Meetings. For background and further developments related to this topic, see "Item 1. Business--Merger of the Operating Companies" in the Companies' Annual Reports on Form 10-K for the year ended December 31, 1994.

On June 14, 1995, Special Meetings of the preferred stock share owners of each of the Operating Companies were held. Cleveland Electric preferred stock share owners approved the Amended Articles of Incorporation which provide for an increased number of authorized shares of Cleveland Electric preferred stock. Toledo Edison preferred stock share owners approved the Agreement of Merger between Toledo Edison and Cleveland Electric.

On May 25, 1995, the Operating Companies filed with the Federal Energy Regulatory Commission ("FERC") an open-access transmission tariff. That filing was required prior to FERC taking action on the merger. The merger is expected to be effective in 1995.




















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                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    CENTERIOR ENERGY CORPORATION
                                    Registrant




                                    THE CLEVELAND ELECTRIC ILLUMINATING
                                        COMPANY
                                    Registrant




                                    THE TOLEDO EDISON COMPANY
                                    Registrant




                                By:  JANIS T. PERCIO
                                      Janis T. Percio,
                                      Secretary of each Registrant










June 16, 1995



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